SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  June 20, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     1-3939                73-0311467
 ------------------------    ------------------------   -------------------
 (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)



                   Kerr-McGee Center
                Oklahoma City, Oklahoma                    73102
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 5.  Other Events
              On June 20, 2001, Kerr-McGee Corporation issued a press release announcing that it will hold a conference call on June 27, 2001, at 11:00 a.m. (EDT), to discuss its interim second-quarter operating results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1 Press Release dated June 20, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                KERR-MCGEE CORPORATION


                                          By:   (Deborah A. Kitchens)
                                                -----------------------------
                                                Deborah A. Kitchens
                                                Vice President and Controller

Dated: June 25, 2001